SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                              January 13, 2003
              Date of Report (Date of earliest event reported)

                           AMERICAN BILTRITE INC.
           (Exact name of registrant as specified in its charter)


                       Commission File Number: 1-4773


            Delaware                                      04-1701350
   (State or other jurisdiction                       (IRS Employer
       of incorporation)                            Identification No.)



                              57 River Street
                 Wellesley Hills, Massachusetts 02481-2097
                  (Address of principal executive office)
     Registrant's telephone number, including area code: (781) 237-6655


                               Not Applicable
       (Former name or former address, if changed since last report)

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Item 5: Other Events

On January 13, 2003, the Registrant issued a press release relating to its majority-owned subsidiary Congoleum Corporation's strategy for resolving current and future asbestos claims liability. A copy of the Registrant's press release dated January 13, 2003 is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7: Financial Statements, Pro Forma Financial Information And Exhibits

(c) Exhibits.

        99.1 Press release dated January 13, 2003

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   AMERICAN BILTRITE INC.


Date:  January 14, 2003                            By /s/ Howard N. Feist III
                                                     --------------------------
                                                     Howard N. Feist III
                                                     Chief Financial Officer

                               Exhibit Index
                               -------------

Exhibit                         Description
Number

99.1                            Press Release dated January 13, 2003

                                                               EXHIBIT 99.1


FOR IMMEDIATE RELEASE

For Further Information:

Howard N. Feist
Chief Financial Officer
(781) 237-6655


  AMERICAN BILTRITE INC.'S MAJORITY-OWNED SUBSIDIARY CONGOLEUM CORPORATION
      ANNOUNCED THAT IT IS SEEKING TO RESOLVE ITS ASBESTOS LIABILITY

WELLESLEY HILLS, Mass., January 13, 2003 - American Biltrite Inc. (AMEX:
ABL) announced that its majority-owned subsidiary Congoleum Corporation (AMEX: CGM) reported today its strategy for resolving current and future asbestos claims liability. The strategy involves negotiating a global settlement with current asbestos plaintiffs. In furtherance of this strategy, Congoleum has begun preliminary settlement negotiations with attorneys representing the majority of plaintiffs with asbestos claims pending against Congoleum. Upon successful completion of these negotiations, Congoleum intends to file a prepackaged plan of reorganization under Chapter 11 of the United States Bankruptcy Code. Congoleum intends to propose a plan under which its trade creditors would not be adversely affected. For more information regarding Congoleum's announcement, please refer to Congoleum's news release dated today.

                WARNING REGARDING FORWARD LOOKING STATEMENTS

THE ABOVE NEWS RELEASE, INCLUDING THE CONGOLEUM NEWS RELEASE REFERRED TO ABOVE, CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, THAT INVOLVE RISKS, UNCERTAINTIES AND ASSUMPTIONS. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON AMERICAN BILTRITE'S EXPECTATIONS, AS OF THE DATE OF THIS RELEASE, OF FUTURE EVENTS, AND AMERICAN BILTRITE UNDERSTANDS THAT THE FORWARD-LOOKING STATEMENTS INCLUDED IN CONGOLEUM'S NEWS RELEASE ARE BASED ON CONGOLEUM'S EXPECTATIONS, AS OF THE DATE OF ITS RELEASE, OF FUTURE EVENTS. AMERICAN BILTRITE UNDERTAKES NO OBLIGATION TO UPDATE ANY OF THESE FORWARD LOOKING STATEMENTS. ALTHOUGH AMERICAN BILTRITE BELIEVES THAT ITS EXPECTATIONS ARE BASED ON REASONABLE ASSUMPTIONS, WITHIN THE BOUNDS OF ITS KNOWLEDGE OF ITS BUSINESS AND EXPERIENCE, AND IT UNDERSTANDS THAT CONGOLEUM BELIEVES THE SAME WITH REGARD TO ITS EXPECTATIONS REFERRED TO IN ITS NEWS RELEASE, THERE CAN BE NO ASSURANCE THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY FROM EXPECTATIONS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM EXPECTATIONS INCLUDE WITH RESPECT TO BOTH AMERICAN BILTRITE AND
CONGOLEUM: (I) THE FUTURE COST AND TIMING OF ESTIMATED ASBESTOS LIABILITIES AND PAYMENTS AND AVAILABILITY OF INSURANCE COVERAGE AND REIMBURSEMENT FROM INSURANCE COMPANIES FOR ASBESTOS-RELATED PERSONAL INJURY CLAIMS, (II) NEGOTIATING SETTLEMENT AGREEMENTS ON SATISFACTORY TERMS WITH A SUFFICIENT MAJORITY OF CLAIMANTS, (III) REACHING AGREEMENT WITH OTHER CREDITORS, OR CLASSES OF CREDITORS, THAT EXIST OR MAY EMERGE, (IV) SATISFYING THE CONDITIONS AND OBLIGATIONS UNDER OUTSTANDING DEBT INSTRUMENTS, (V) THE RESPONSE FROM TIME-TO-TIME OF LENDERS, CUSTOMERS, SUPPLIERS AND OTHER CONSTITUENCIES TO THE ONGOING PROCESS ARISING FROM THE STRATEGY TO SETTLE ASBESTOS LIABILITY, (VI) OBTAINING SUFFICIENT CREDITOR AND COURT APPROVAL OF ANY PURSUED REORGANIZATION PLAN AND (VII) COMPLIANCE WITH THE UNITED STATES BANKRUPTCY CODE, INCLUDING SECTION 524(g). IN ADDITION, IN VIEW OF AMERICAN BILTRITE'S RELATIONSHIPS WITH CONGOLEUM, AMERICAN BILTRITE COULD BE AFFECTED BY CONGOLEUM'S NEGOTIATIONS, AND THERE CAN BE NO ASSURANCE AS TO WHAT THAT IMPACT, POSITIVE OR NEGATIVE, MIGHT BE. ACTUAL RESULTS COULD DIFFER SIGNIFICANTLY AS A RESULT OF THESE AND OTHER FACTORS DISCUSSED IN AMERICAN BILTRITE'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, CONGOLEUM'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, AMERICAN BILTRITE'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2002, CONGOLEUM'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2002 AND THEIR OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.